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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



    Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Classic Cable, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

    (i) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 14, 2002             /s/ Jimmie Taylor
        ---------------------         ----------------------------------------
                                      Name:  Jimmie Taylor
                                             ---------------------------------
                                      Title:  Chief Financial Officer
                                              --------------------------------



    The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.